SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 15, 2001
Date of Report (Date of Earliest Event Reported)

CALLAWAY GOLF COMPANY
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10962	95-3797580
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2180 Rutherford Road
Carlsbad, CA 92008-8815
(Address of Principal Executive Offices)

      (760) 931-1771
(Registrant’s Telephone Number, Including Area Code)

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE
EXHIBIT 16.1

ITEM 4. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

     On June 15, 2001, the Company notified PricewaterhouseCoopers LLP (“PwC”) that the Board of Directors, upon recommendation of the Audit Committee, approved the dismissal of PwC as the Company’s independent auditors effective June 18, 2001.

     PwC’s reports on the Company’s financial statements for the years ended December 31, 1999 and 2000 (collectively, the “Reports”) do not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s two most recent fiscal years and the subsequent interim period through the date of PwC’s dismissal there was no disagreement with PwC within the meaning of Instruction 4 of Item 304 of Regulation S-K on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to PwC’s satisfaction would have caused PwC to make reference to the subject matter of the disagreement in connection with its Reports. During the two most recent fiscal years and the subsequent interim period through the date of PwC’s dismissal, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

     A letter from PwC addressed to the Securities and Exchange Commission is included as Exhibit 16.1 to this Current Report on Form 8-K. Such letter states that PwC agrees with the statements made by the Company in this Item 4.

     The Board of Directors approved the appointment effective as of June 18, 2001 of the firm of Arthur Andersen LLP to serve as the Company’s independent auditors for fiscal year 2001.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

16.1.	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated June 19, 2001 pursuant to Item 304 (a)(3) of Regulation S-K.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2001	CALLAWAY GOLF COMPANY

	By:	/S/ BRADLEY J. HOLIDAY

Bradley J. Holiday Executive Vice President and Chief Financial Officer

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